REGISTRATION RIGHTS AGREEMENT


                                  by and among


                              WORLDWIDE FIBER INC.,

                                    DWF SRL,

                            GSCP3 WWF (BARBADOS) SRL,

                               WWF (BARBADOS) SRL,

                         PROVIDENCE EQUITY FIBER, L.P.,

                                       and

                               TYCO GROUP S.A.R.L.


                          Dated as of September 9, 1999



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Certain Definitions.......................................................1

    1.1.     "Affiliate"......................................................1
    1.2.     "Canadian Prospectus"............................................1
    1.3.     "Canadian Securities Laws".......................................2
    1.4.     "Commission" or "SEC"............................................2
    1.5.     "Common Shares"..................................................2
    1.6.     "Common Share Equivalents".......................................2
    1.7.     "Dollars"........................................................2
    1.8.     "Exchange Act"...................................................2
    1.9.     "Holder" or "Holders"............................................2
    1.10.    "IPO"............................................................2
    1.11.    "Person".........................................................2
    1.12.    "Preferred Shares"...............................................3
    1.13.    "Register" "Registered" and "Registration".......................3
    1.14.    "Registrable Securities".........................................3

2.  Registration Rights.......................................................4

    2.1.     Demand Registrations.............................................4
    2.2.     Piggyback Registrations..........................................6
    2.3.     Allocation of Securities Included in Registration Statement......7
    2.4.     Registration Procedures.........................................10
    2.5.     Registration Expenses...........................................15
    2.6.     Certain Limitations on Registration Rights......................16
    2.7.     Limitations on Sale or Distribution of Other Securities.........17
    2.8.     No Required Sale................................................17
    2.9.     Indemnification for Registrations...............................17

3.  Underwritten Offerings...................................................21

    3.1.     Requested Underwritten Offerings................................21
    3.2.     Piggyback Underwritten Offerings................................22
    3.3.     Underwriting Services...........................................22


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                                                                            Page
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4.  General..................................................................22

    4.1.     Adjustments Affecting Registrable Securities....................22
    4.2.     Rule 144........................................................23
    4.3.     Nominees for Beneficial Owners..................................23
    4.4.     Amendments......................................................23
    4.5.     Notices.........................................................23
    4.6.     Miscellaneous...................................................26
    4.7.     Prior Agreements................................................28
    4.8.     No Inconsistent Agreements......................................28


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                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of September 9, 1999 (this "Agreement"), by and among WORLDWIDE FIBER INC., a corporation incorporated under the laws of Canada (the "Corporation"), DWF SRL, a Barbados company ("DLJ"), GSCP3 WWF (BARBADOS) SRL, a Barbados company, WWF (BARBADOS) SRL, a Barbados company (collectively, the "GSCP Parties"), PROVIDENCE EQUITY FIBER, L.P., a Delaware limited partnership, ("Providence"), and TYCO GROUP S.A.R.L., a Luxembourg corporation ("Tyco") (each individually an "Investor", collectively with DLJ, the GSCP Parties, and Providence, the "Investors").

                              W I T N E S S E T H:

     WHEREAS, the Corporation and the Investors are parties to that certain Preferred Share Purchase Agreement, dated as of September 7, 1999 (as amended from time to time, the "Purchase Agreement"), pursuant to which the Corporation has issued to the Investors, and the Investors have purchased from the Corporation, shares of a newly created series of First Preference Shares (the "Preferred Shares");

     WHEREAS, the Corporation, the Investors, Worldwide Fiber Holdings Ltd., and certain other parties named therein have entered into a Shareholders Agreement, dated as of September 9, 1999 (as amended from time to time, the "Shareholders Agreement"); and

     WHEREAS, in connection with (i) the Corporation and the Investors entering into the Purchase Agreement, and (ii) the Corporation, the Investors and the parties entering into the Shareholders Agreement, the Corporation has agreed to provide the registration rights set forth in this Agreement.

     ACCORDINGLY, the parties hereto agree as follows:

     1. Certain Definitions. (a) As used in this Agreement, the following terms shall have the meanings assigned to them below:

     1.1. "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

     1.2. "Canadian Prospectus" shall mean a prospectus prepared in accordance with applicable Canadian Securities Laws for the purposes of qualifying securities for distribution or distribution to the public, as the case may be, in any province or territory of Canada.


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                                      -2-


     1.3. "Canadian Securities Laws" shall mean the statutes and regulations applicable to the trading of securities in any province or territory of Canada including applicable rules, policy statements and blanket rulings and orders promulgated by Canadian securities regulatory authorities.

     1.4. "Commission" or "SEC" shall mean the United States Securities and Exchange Commission.

     1.5. "Common Shares" shall mean the Class A Common Non-Voting Shares, Class B Common Voting Shares, and Class S Common Super Voting Shares of the Corporation, whether now or hereafter authorized, and any shares into which such Common Shares may be exchanged.

     1.6. "Common Share Equivalents" shall mean all options, warrants and other securities convertible into, or exchangeable or exercisable for, at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject, Common Shares.

     1.7. "Dollars" and the symbols "$" or "US$" shall mean, unless otherwise indicated, U.S. dollars, and the symbol "C$" shall mean Canadian dollars.

     1.8. "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

     1.9. "Holder" or "Holders" shall mean any party who is a signatory to this Agreement and any party who shall hereafter acquire and hold Registrable Securities.

     1.10. "IPO" shall mean the initial underwritten public offering of Common Shares, Common Share Equivalents or other capital stock pursuant to (i) a Canadian Prospectus (for which receipts have been obtained) under Canadian Securities Laws or (ii) an effective registration statement filed under the United States Securities Act of 1933, as amended (the "U.S. Securities Act," collectively with the Canadian Securities Laws, the "Securities Laws").

     1.11. "Person" shall mean any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.


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     1.12. "Preferred Shares" shall mean the Series A Non-Voting Preferred
Shares and Series B Voting Preferred Shares of the Corporation.

     1.13. "Register" "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the U.S. Securities Act and the declaration or ordering of the effectiveness of such registration statement. In addition, unless inconsistent with the context: (i) the term "registration" and any references to the act of registering include the qualification of a distribution or a distribution to the public, as the case may be, of securities pursuant to a Canadian Prospectus which has been filed and for which a receipt has been obtained under Canadian Securities Laws; (ii) the term "registered" as applied to any securities includes a distribution or distribution to the public, as the case may be, of securities so qualified; (iii) the term "registration statement" includes a Canadian Prospectus referred to in Section 1.13(i) above; (iv) any references to a registration statement having become effective, or similar references, shall include a Canadian Prospectus for which a final receipt has been obtained from the relevant Canadian securities regulatory authorities; and (v) the provisions of this Agreement shall be applied, mutatis mutandis, to any proposed distribution of securities hereunder in any province or territory of Canada.

     1.14. "Registrable Securities" shall mean (i) any Common Shares held as of the date hereof by the Investors or hereafter acquired by any of the Investors or their Investor Affiliates (as defined in the Shareholders Agreement); (ii) any Common Shares issued or issuable, upon the conversion of the Preferred Shares or the conversion, exercise or exchange of any other Common Share Equivalents held as of the date hereof by any Investors or hereafter acquired by any of the Investors or their Investor Affiliates (as defined in the Shareholders Agreement); or (iii) any shares issued or issuable, directly or indirectly, upon any subdivision, combination or reclassification of such shares or share dividend in respect of the Common Shares referenced in clauses (i) and
(ii) above; provided, however, that with respect to a registration statement pursuant to Section 2.1 or Section 2.2, Registrable Securities shall include all Common Shares (including shares obtainable upon the exercise, exchange or conversion of the Preferred Shares or any other Common Share Equivalents) owned by each of the parties to this Agreement (other than the Corporation). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the applicable Securities Laws and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor or comparable provision) under the U.S. Securities Act or applicable Canadian securities laws and in compliance with the requirements of Rule 144 or applicable Canadian securities laws.


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                                      -4-


     (b) Capitalized terms used but not otherwise defined herein shall have the meaning assigned to such terms in the Purchase Agreement or the Shareholders Agreement.

     2. Registration Rights.

     2.1. Demand Registrations.

     (a) Subject to Sections 2.1(d) and 2.3 below, at any time and from time to time after the earlier of occur of (i) September 7, 2001, and (ii) the closing of an IPO, two or more holders of Preferred Shares who in the aggregate hold not less than 35% of the Registrable Securities at such time shall have the right to require the Corporation to file a registration statement under the Securities Laws covering all or part of their respective Registrable Securities, by delivering a written request therefor to the Corporation specifying the number of Registrable Securities to be included in such registration by such holders of Preferred Shares and the intended method of distribution thereof. All requests pursuant to this Section 2.1 are referred to herein as "Demand Registration Requests," and the registrations requested are referred to herein as "Demand Registrations." With respect to any Demand Registration, the holders of a majority of the Preferred Shares making such demand for registration shall be referred to as the "Initiating Holders." As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Corporation shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities.

     (b) The Corporation, subject to Sections 2.3 and 2.7, shall include in a Demand Registration (i) the number of Registrable Securities requested by the Initiating Holders of the Common Shares into which the Preferred Shares have been or may be converted from time to time (either directly or indirectly as Common Share Equivalents) and not been registered pursuant to a Canadian Prospectus, a registration statement, or sold pursuant to Rule 144 under the U.S. Securities Act and (ii) the Registrable Securities of any other Holder who shall have made a written request to the Corporation for inclusion in such Demand Registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 30 days after the receipt of the Demand Exercise Notice.

     (c) The Corporation shall, as expeditiously as possible following a Demand Registration Request, use its best efforts to (i) effect such registration under the Securities Laws of the Registrable Securities which the Corporation has been so requested to register, for distribution in accordance with such intended method of distribution and (ii) if requested by the Initiating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.


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     (d) The Demand Registration rights granted under Section 2.1 are subject to the following limitations: (i) the Corporation shall not be required to cause a registration pursuant to Section 2.1 to be declared effective within a period of 180 days after the effective date of any registration statement of the Corporation filed pursuant to a Demand Registration Request; (ii) if the Board, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Corporation (a "Valid Business Reason"), (A) the Corporation may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than 120 days, and (B) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Corporation, the Corporation may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than 120 days (such period of postponement or withdrawal under subclauses (A) or (B) of this paragraph (d), (the "Postponement Period"); and the Corporation shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement, withdrawal or premature termination no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Corporation shall not be permitted to postpone, withdraw or prematurely terminate a registration statement after the expiration of any Postponement Period until six months after the expiration of such Postponement Period; and (iii) the Corporation shall not be required to effect a registration pursuant to this Section 2.1 with respect to more than two Demand Registration Requests by each Investor under this Agreement.

     If the Corporation shall give any notice of postponement or withdrawal of any registration statement, the Corporation shall not, during the Postponement Period or withdrawal, register any Common Shares, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect) under the U.S. Securities Act. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Corporation that the Corporation has determined to withdraw any registration statement pursuant to clause (ii) above, such party will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Corporation, will deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies, then in such party's possession, of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Corporation shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1 (whether pursuant to this paragraph (d) or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement until the


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Corporation shall have filed a new registration statement covering the
Registrable Securities covered by the withdrawn or prematurely terminated registration statement and such subsequent registration statement shall have been declared effective and shall not have been withdrawn or prematurely terminated. If the Corporation shall give any notice of withdrawal or postponement of a registration statement, the Corporation shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 120 days after the date of the withdrawal or postponement), use its best efforts to effect the registration under the Securities Laws of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement).

     (e) The Corporation, subject to Sections 2.3 and 2.7, may elect to include in any registration statement and offering made pursuant to Section 2.1, (i) authorized but unissued Common Shares or Common Shares held by the Corporation as treasury shares and (ii) any other Common Shares which are requested to be included in such registration (x) pursuant to the exercise of piggyback registration rights granted by the Corporation after the date hereof in accordance with the terms of this Agreement and the Shareholders Agreement, (y) by Canadian National Railway Company ("CN") pursuant to the unanimous shareholder agreement made as of May 28, 1999 between Worldwide Fiber Networks Ltd., CN and WFI-CN Fiber Inc., or (z) by IC Fiber Holdings Inc. ("IC") pursuant to the limited liability company agreement of Worldwide Fiber IC LLC effective as of May 28, 1999, between Worldwide Fiber IC Holdings, Inc. and IC (collectively, "Additional Piggyback Rights"); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements entered into by the Initiating Holders.

     2.2. Piggyback Registrations.

     (a) If at any time, the Corporation proposes or is required to register any of its equity securities under the Securities Laws (other than equity securities registered pursuant to registrations on Form S-4 or S-8 (or an equivalent registration form for a domestic or foreign issuer then in effect) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or a Demand Registration under Section 2.1 of this Agreement), whether or not for its own account, the Corporation shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any Holder, made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Corporation shall, subject to Sections 2.2(b), 2.3 and 2.7, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Laws (with the securities which the Corporation at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this Section 2.2(a) shall relieve the Corporation of its obligations to effect Demand Registrations under Section 2.1.

     (b) If at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register or to delay registration of such equity securities, the Corporation may, at its election, give written notice of such determination to all Holders of Registrable Securities, and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders of Registrable Securities under Section 2.1 and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

     (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this
Section 2.2 by giving written notice to the Corporation of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the execution of the underwriting agreement (or such other similar agreement) with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

     2.3. Allocation of Securities Included in Registration Statement.

     (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and if the lead managing underwriter (the "Manager") shall advise the Corporation that, in its view, the number of securities requested to be included in such registration (including those securities requested by the Corporation to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders, the Corporation shall include in such registration:

                  (i) first, all Registrable Securities requested to be included pursuant to Section 2.1(b)(i) and Section 2.2(a) in such registration by the beneficial owners of the Common Shares into which the Preferred Shares have been or may be converted from time to time (either directly or indirectly as Common Share Equivalents) and have not been registered pursuant to a Canadian Prospectus, a registration statement, or sold

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                                      -8-


         pursuant to Rule 144 under the U.S. Securities Act; provided, however, that if the number of such Registrable Securities exceeds the Section
         2.1 Sale Number, then the number of Registrable Securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be reduced on a pro rata basis among all such holders, based on the number of Registrable Securities owned by each such holder requesting inclusion pursuant to Section 2.1(b)(i) and Section 2.2(a) out of the total outstanding Common Shares of the Corporation; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration, and if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities allocated to such Holder pursuant to the above-described procedure, the remaining portion of such Holder's allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated;

                  (ii) second, to the extent that the number of Registrable Securities to be included pursuant to Section 2.3(a)(i) is less than the Section 2.1 Sale Number, securities that the Corporation proposes to register; and

                  (iii) third, to the extent that the number of Registrable Securities to be included by all Holders pursuant to Section 2.3(a)(i) and the number of securities to be included by the Corporation pursuant to Section 2.3(a)(ii) is less than the Section 2.1 Sale Number, any other securities that the Holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

     If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the execution of the underwriting agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include such Registrable Securities in the registration as to which such withdrawal was made.

     (b) If any registration pursuant to Section 2.2 where the Corporation initiated the registration involves an underwritten offering and the Manager shall advise the Corporation that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section
2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Corporation, the Corporation shall include in such registration:

                  (i) first, all Common Shares that the Corporation proposes to register for its own account ("Corporation Securities");

                  (ii) second, to the extent that the number of Corporation Securities is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included by any Investors and Investor Affiliates pursuant to Section 2.2(a) ("Investor Securities"); provided, however, that, if the number of such Investor Securities exceeds the Section 2.2 Sale Number less the number of Corporation Securities, then the number of Investor Securities included in such registration shall be reduced on a pro rata basis, based on the number of Registrable Securities owned by each Investor requesting inclusion in such registration out of the number of Registrable Securities owned by all Investors requesting inclusion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration, and if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities allocated to such Holder pursuant to the above-described procedure, the remaining portion of such Holder's allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated; and

                  (iii) third, to the extent the number of Corporation Securities and Investor Securities is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included by all other Holders; provided, however, if the number of such Registrable Securities exceeds the Section 2.2 Sale Number less the number of (A) Corporation Securities and (B) Investor Securities, then the number of Registrable Securities included in such registration shall be reduced on a pro rata basis, based on the number of Registrable Securities owned by each Holder (but not Holders who are Investors or Investor Affiliates) requesting inclusion to the number of Registrable Securities owned by all Holders (but not Holders who are Investors or Investor Affiliates) requesting inclusion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration, and if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities allocated to such Holder pursuant to the above-described procedure, the remaining portion of such Holder's alloca-tion shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated.

     2.4. Registration Procedures. If and whenever the Corporation is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the U.S. Securities Act or Canadian Securities Laws as provided in this Agreement, the Corporation shall, as expeditiously as reasonably possible (but in any event, within 120 days after a Demand Registration Request in the case of Section 2.4(a)):

     (a) prepare and file with the Commission or Canadian securities regulatory authorities a registration statement on an appropriate registration form of the Commission or Canadian securities regulatory authorities for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the Holders thereof and such registration statement shall comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission or Canadian securities regulatory authorities to be filed therewith, and the Corporation shall use its best efforts to cause such registration statement to become and, subject to 2.4(b), remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or "blue sky" laws of any United States jurisdiction, the Corporation will furnish to counsel (in the case of a registration pursuant to Section 2.1, selected by the Initiating Holders, and, in the case of a registration pursuant to Section 2.2, the Holder that, together with its Affiliates, includes the largest number of Registrable Securities in such registration (the "Major Holder")) for the Holders of Registrable Securities participating in the planned offering and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Corporation shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Initiating Holder, in the case of a Demand Registration Request, or the underwriters, if any, shall reasonably object in writing);

     (b) prepare and file with the Commission or Canadian securities regulatory authorities such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 120 days in the case of a registration pursuant to Sec-tion 2.1 or 90 days in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement may reasonably request and to comply with the provisions of the U.S. Securities Act or Canadian Securities Laws with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the U.S. Securities Act or Canadian Securities Laws, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Corporation hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

     (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Corporation be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) promptly notify each seller of Registrable Securities covered by such registration statement and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission, any United States state securities authority or any Canadian securities regulatory authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information, (iii) of the issuance by the Commission or any Canadian securities regulatory authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Corporation becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading, and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sales agreement, or other similar agreement relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Corporation shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (f) comply with all applicable rules and regulations of the Commission or any Canadian securities regulatory authority, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 15 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Corporation's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 thereunder;

     (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Corporation are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, cause all such Registrable Securities to be listed on a United States national securities exchange or secure designation of each such Registrable Security as a Nasdaq National Market "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or secure National Association of Securities Dealers Automated Quotation authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Corporation as the issuer of such Registrable Securities in order to facilitate the arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

     (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Major Holder (or the Initiating Holders in the case of a Section 2.1 Demand Registration) shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Corporation, and in such case the Corporation will, make to, and for the benefit of, such Holders the representations, warranties and covenants of the Corporation which are being made to, and for the benefit of, such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

     (j) obtain an opinion from the Corporation's counsel and a "cold comfort" letter from the Corporation's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Major Holders participating in such offering, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

     (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission, any Canadian securities regulatory authority and the Corporation, its counsel or auditors and all memoranda relating to discussions with the Commission, its staff, any Canadian securities regulatory authority with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Corporation, and, upon receipt of such confidentiality agreements as the Corporation may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Corporation, and cause all of the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

     (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

     (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering;

     (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel to the sellers of Registrable Securities and to the managing underwriter, if any, and make the Corporation's representatives reasonably available for discussion of such document and make such changes in such document concerning such sellers prior to the filing thereof as counsel for such sellers or underwriters may reasonably request;

     (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

     (q) cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities;

     (r) if a Canadian Prospectus is filed in the Province of Quebec, opinions of Quebec counsel and of the auditors representing the Corporation for the purposes of such registration relating to translation into the French language of the applicable registration statement, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and

     (s) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

     The Corporation may require as a condition precedent to the Corporation's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Corporation such information regarding such seller and the distribution of such securities as the Corporation may from time to time reasonably request, provided that such information shall be used only in connection with such registration.

     Each Holder of Registrable Securities agrees that upon receipt of any notice from the Corporation of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(e) of this Section 2.4 and, if so directed by the Corporation, will deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Corporation shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

     If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Corporation, then such Holder shall have the right to require, acting reasonably, (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Corporation's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Corporation, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Corporation, as advised by counsel, required by the U.S. Securities Act or any similar federal statute or any state "blue sky" or United States securities law then in force, the deletion of the reference to such Holder.

     2.5. Registration Expenses.

     (a) "Expenses" shall mean any and all fees and expenses incident to the Corporation's performance of or compliance with this Article 2, including, without limitation: (i) Commission, Canadian securities regulatory authorities, United States or Canadian stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in the Nasdaq National Market; (ii) fees and expenses of compliance with Securities Laws or United States "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel; (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Corporation; (vii) with respect to each registration, the fees and disbursements of one counsel in each of Canada and the United States, as required, for the sellers of Registrable

Securities (selected by the Initiating Holders in the case of a registration pursuant to Section 2.1, and selected by the Majority Holder in the case of a registration pursuant to Section 2.2) as well as of one local counsel; (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Corporation and (ix) any other reasonable fees and disbursements of underwriters, if any, customarily paid by issuers.

     (b) The Corporation shall pay all Expenses with respect to any Demand Registration pursuant to Section 2.1 whether or not such Demand Registration becomes effective or does not remain effective for the period contemplated by
Section 2.4(b). The Corporation shall pay all Expenses of each Investor with respect to any registration effected under Section 2.2. Each Holder of Registrable Securities (other than the Investors) shall pay the expenses incurred by that Holder with respect to any registration effected pursuant to
Section 2.2 (such expenses shall be allocated among the Holders of Registrable Securities (other than the Investors or the Investor Affiliates) on a pro rata basis based on the number of Registrable Securities included in such offering by a Holder relative to the number of Registrable Securities included in such offering by all Holders, except to the extent Expenses are attributable to a Holder or to securities included in an offering by a Holder (other than an Investor or the Investor Affiliates)).

     (c) Notwithstanding the foregoing, (i) the provisions of this Section 2.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with United States "blue sky" laws of each state or the Securities Laws of any other jurisdiction in which the offering is made and (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares included in the offering by such Holder, and (iii) the Corporation shall be responsible for all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

     2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Corporation has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and/or executes all questionnaires and other documents which must be executed in connection therewith, and provides such other information to the Corporation or the underwriter as may be necessary to register such Person's securities.

     2.7. Limitations on Sale or Distribution of Other Securities.

     (a) If requested in writing by the managing underwriter(s), if any, of any registration effected pursuant to Section 2.1 or 2.2, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including, without limitation, any sale pursuant to Canadian Securities Laws or Rule 144 under the U.S. Securities Act, of any Registrable Securities, or of any other equity security of the Corporation or of any security convertible into or exchangeable or exercisable for any equity security of the Corporation (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter(s), if any, not to exceed 180 days (and the Corporation hereby also so agrees (except that the Corporation may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to the managing underwriter) or Form S-8 under the U.S. Securities Act, or any successor or similar form for a domestic or foreign issuer which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Share Equivalent) to cause each Holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Corporation purchased from the Corporation at any time other than in a public offering so to agree).

     (b) The Corporation hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Corporation shall not sell, transfer, or otherwise dispose of, any Common Shares, or any other equity security of the Corporation or any security convertible into or exchangeable or exercisable for any equity security of the Corporation (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 under the U.S. Securities Act or any successor or similar form for a domestic or foreign issuer which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Share Equivalent), until a period of 90 days shall have elapsed from the effective date of such previous registration; and the Corporation shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

     2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

     2.9. Indemnification for Registrations.

     (a) In the event of any registration of any securities of the Corporation under the U.S. Securities Act or Canadian Securities Laws pursuant to this
Article 2, the Corporation shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Holder of any Registrable Securities, its directors, officers, fiduciaries, employees and shareholders or general and limited partners (and the directors, officers, employees and shareholders thereof), each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, shareholder or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the U.S. Securities Act, or Canadian Securities Laws against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Corporation's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the U.S. Securities Act, Canadian Securities Laws or otherwise ("Claims"), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Canadian Prospectus or registration statement under which such securities were registered under the U.S. Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Corporation of any federal, state, provincial, or common law rule or regulation applicable to the Corporation and relating to action required or inaction of the Corporation in connection with any such registration, and the Corporation will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Corporation shall not be liable to any such indemnified party in any such case to the extent such Claim arises solely out of any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon, and in conformity with, written information furnished to the Corporation by, or on behalf of, such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by, or on behalf of, such indemnified party and shall survive the transfer of such securities by such seller.

     (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if required by the Corporation as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or Section 2.2, any underwriter or Qualified Independent Underwriter, if any), shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this
Section 2.9) to the extent permitted by law, the Corporation, its officers, directors, fiduciaries, employees and shareholders or general and limited partners (and the directors, officers, employees, and shareholders thereof), each Person controlling the Corporation within the meaning of the U.S. Securities Act and Canadian Securities Laws with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon, and in conformity with, written information furnished to the Corporation or its representatives by, or on behalf of, such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and shall reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by, or on behalf of, such indemnified party and shall survive the transfer of such securities by such Holder.

     (c) Indemnification similar to that specified in the preceding paragraphs
(a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Corporation and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

     (d) Any person entitled to indemnification under this Agreement shall promptly notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party, it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party, or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor (including, without limitation, any such counsel's fees). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or Claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by, or on behalf of, any indemnified party.

     (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant eq-uitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Corporation) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 2.9(b) and (c).

     (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by, or on behalf of, any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

     (g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     3. Underwritten Offerings.

     3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Corporation shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Initiating Holders acting reasonably and shall contain such representations and warranties by, and such other agreements on the part of, the Corporation and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties made by, and the other agreements on the part of, the Corporation to, and for the benefit of, such underwriters shall also be made to, and for the benefit of, such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Corporation shall not be required to make any representations or warranties with respect to information specifically provided by a selling Holder of Registrable Securities for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

     3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Corporation shall have determined to enter into any underwriting agreements in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreements. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Corporation to, and for the benefit of, such underwriters shall also be made to, and for the benefit of, such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

     3.3. Underwriting Services. If a Demand Registration pursuant to Section
2.1 involves an underwritten offering, then the Corporation shall select the underwriter from underwriting firms of national reputation in the United States or Canada, as the case may be, subject to the approval of the Initiating Holders, such approval not to be unreasonably withheld.

     4. General.

     4.1. Adjustments Affecting Registrable Securities. The Corporation agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Corporation agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Initiating Holders in the case of a Demand Registration Request, or (b) the Manager for the offering in respect of any such registration requests, such subdivision would enhance the marketability of the Registrable Securities. Each Holder agrees to vote all of its share capital in a manner, and to take all other actions necessary, to permit the Corporation to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Corporation's Articles of Incorporation in order to increase the number of authorized capital shares of the Corporation.

     4.2. Rule 144. If the Corporation shall have filed a registration statement pursuant to the requirements of Section 12 of the U.S. Exchange Act or a registration statement pursuant to the requirements of the U.S. Securities Act in respect of the Common Shares or Common Shares Equivalents, the Corporation covenants that (a) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the U.S. Securities Act or the Exchange Act (including, without limitation, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the U.S. Securities Act), and (b) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the U.S. Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the U.S. Securities Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Corporation will deliver to such Holder a written statement as to whether it has complied with such requirements.

     4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided, however, that the Corporation shall have received written assurances reasonably satisfactory to it of such beneficial ownership.

     4.4. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the prior written consent of the Corporation and the party adversely affected by such modification or waiver.

     4.5. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to the Corporation, to:

                                    Worldwide Fiber Inc.

                                    #1510-1066 West Hastings Street
                                    Vancouver, British Columbia  V6E 3X1
                                    Fax:  (604) 681-6822
                                    Attention:  Steven Stow

                                    with copies to:

                                    Farris, Vaughan, Wills & Murphy
                                    2600 - 700 West Georgia Street
                                    Vancouver, British Columbia  V7Y 1B3
                                    Fax:  (604)  661-9319
                                    Attention:  Cameron G. Belsher

                                    and

                                    Cahill Gordon & Reindel
                                    Eighty Pine Street
                                    New York, New York 10005
                                    Fax:  (212) 269-5420
                                    Attention:  Roger Andrus

                           (ii)     if to DLJ, to:

                                    DWF SRL
                                    Chancery House
                                    High Street
                                    Bridgetown,
                                    Barbados, West Indies

                                    and

                                    DWF SRL
                                    c/o DLJ Merchant Banking Partners II, L.P.
                                    277 Park Avenue
                                    New York, New York  10172
                                    Fax:  (212) 892-7272
                                    Attention:  Andrew Rush

                                    with a copy to:

                                    Latham & Watkins

                                    885 Third Avenue, Suite 1000
                                    New York, New York 10022-4802
                                    Fax:  (212) 751-4864
                                    Attention:  Steven Della Rocca

                           (iii) if to any of the GSCP Parties to:

                                    c/o Ernst & Young Services, Ltd.
                                    P.O. Box 261
                                    Bay Street
                                    Bridgetown, Barbados
                                    Attention:  Carol-Ann Smith

                                    and

                                    c/o GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Fax:  (212) 902-3000
                                    Attention:  Robert R. Gheewalla

                                    with copies to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Fax:  (212) 859-4000
                                    Attention:  Stuart Z. Katz

                                    and

                                    GS Capital Partners III, L.P.
                                    85 Broad Street
                                    New York, New York  10004
                                    Fax:  (212) 357-5505
                                    Attention:  Ben Adler

                           (iv)     if to Providence, to:

                                    Providence Equity Fiber, L.P.
                                    50 Kennedy Plaza

                                    Providence, Rhode Island  02903
                                    Fax:  (401) 751-1790
                                    Attention:  Glenn M. Creamer

                                    with a copy to:

                                    Edwards & Angell, LLP
                                    2800 BankBoston Plaza
                                    Providence, RI  02903
                                    Fax:  (401) 276-6602
                                    Attention:  David K. Duffell

                           (v)      if to Tyco, to

                                    Tyco Group S.a.r.l.
                                    2nd Floor
                                    6, Avenue Emile Reuter
                                    L-2420 Luxembourg
                                    Fax:  352-464-350
                                    Attention:  Managing Director

                                    with a copy to:

                                    Tyco Submarine Systems Ltd.
                                    250 Industrial Way West
                                    Eatontown, New Jersey  07724
                                    Fax:  (732) 578-7803
                                    Attention:  General Counsel

     Each Holder, by written notice given to the Corporation in accordance with this Section 4.5, may change the address to which such notice or other communications are to be sent to such Holder. All such notices, requests, consents and other communications shall be deemed to have been given when received.

     4.6. Miscellaneous.

     (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities provided that upon the consummation of, and as a condition to, any such assignment the transferee assumes the obligations of the assignor under, and agrees to be bound by the terms of, this Agreement.

     (b) This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemplated arrangements and understandings with respect thereto, including but not limited to, that certain letter of intent, dated as of August 5, 1999, between the Corporation and the Investors.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     (d) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     (e) This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed an original instrument, but all such counterparts together shall constitute but one instrument.

     (f) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

     (g) It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (i) Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     4.7. Prior Agreements. Each of the Holders and the Corporation hereby agrees that any agreement previously entered into by it pursuant to which the Corporation granted to it any registration rights shall be superseded by this Agreement and each such agreement (and any rights such Holder has pursuant to such agreement) shall be terminated, null and void and no longer in effect.

     4.8. No Inconsistent Agreements. Without the prior written consent of the majority of the Investors, neither the Corporation nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Corporation shall agree not to register for sale, and the Corporation shall agree not to sell or otherwise dispose of, Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, for a specified period following the registered offering.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                            CORPORATION:

                                            WORLDWIDE FIBER INC.


                                            By:________________________
                                                   Name:
                                                   Title:


                                            DWF SRL


                                            By:________________________
                                                   Name:
                                                   Title:


                                            GSCP3 WWF (Barbados) SRL


                                            By:________________________
                                                   Name:
                                                   Title:


                                            WWF (Barbados) SRL


                                            By:________________________
                                                   Name:
                                                   Title:


(Signature Page to Registration
Rights Agreement)

                                          PROVIDENCE EQUITY FIBER, L.P.

                                          by its General Partner,
                                          Providence Equity Partners III L.P.

                                          by its General Partner,
                                          Providence Equity Partners III L.P.


                                          By:________________________
                                             Name:   Glenn M. Creamer
                                             Title:  Member and Manager Director


                                          TYCO GROUP S.A.R.L.


                                          By:________________________
                                             Name:
                                             Title:


(Signature Page to Registration
Rights Agreement)